EXHIBIT 10.3

FIRST AMENDMENT TO
CLOSING AGREEMENT

THIS FIRST AMENDMENT TO CLOSING AGREEMENT (this “Amendment”) is made and entered into effective as of the 10TH day of May, 2017 by and between GAHC4 SW Illinois Senior Housing Portfolio, LLC, a Delaware limited liability company (“Griffin”) and CSL-Illinois I, LLC, an Oregon limited liability company (“CSL”).

RECITALS

A.    Griffin, A&M Property Holdings, LLC, an Illinois limited liability company (“Seller”) and Garden Place, LLC, an Illinois limited liability company (the “Operator”) are parties to that certain Purchase and Sale Agreement dated as of March 13, 2017 (as amended, the “PSA”) pursuant to which Seller and Operator have agreed to sell to Griffin, and Griffin has agreed to purchase from Seller and Operator, the Real Property Assets (as such term is defined in the PSA), including the five (5) facilities as more particularly described in the PSA.

B.    in conjunction with the PSA, Griffin and CSL entered into that certain Closing Agreement dated as of March 13, 2017 (the “Closing Agreement”) pursuant to which the parties stated their desire to reach an agreement regarding the form and substance of certain other documents to be executed and delivered at Closing; and

C.    Griffin and CSL have now reached an agreement on the form and substance of certain documents to be executed at Closing and desire to amend the Closing Agreement to incorporate such documents into the Closing Agreement through this Amendment. Capitalized terms not defined herein shall have the meaning given to them in the Closing Agreement.

NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) in hand paid and in consideration of the covenants and agreements herein contained, the adequacy and sufficiency of which are hereby acknowledged by the parties, the parties hereto mutually agree as follows:

1.    Required Closing Documents. Griffin and CSL hereby agree that the documents listed below and attached to this Amendment as the stated Exhibits are in the form agreed to by the parties and that these forms shall be used in connection with the Closing:

Exhibit A – Master Lease
Exhibit B – Guaranty of Master Lease
Exhibit C – Subordination of Management Agreement
Exhibit D – Security Agreement

2.    Full Force and Effect. Except as specifically provided herein, the Closing Agreement is unchanged and remains in full force and effect.

3.    Counterparts; Facsimile Execution. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. This Amendment may be executed and delivered via telephonic or electronic facsimile or PDF transmission.

[Signatures on following pages]

CSL SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the date and year first above written.

CSL:

CSL-Illinois I, LLC, an Oregon limited liability
company

By:	Compass Senior Living, LLC,
its Manager

By:	/s/ Will Forsyth
Name:	Will Forsyth
Its:	VP/General Counsel

By executing this Amendment, the undersigned hereby agrees to be bound by the terms and conditions hereof.

MANAGER:

Compass Senior Living, LLC, an Oregon limited
liability company

By:	/s/ Will Forsyth
Name:	Will Forsyth
Its:	VP/General Counsel

[Signature page to First Amendment to Closing Agreement]

GRIFFIN SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the date and year first above written.

GRIFFIN:

GAHC4 SW Illinois Senior Housing Portfolio, LLC,
a Delaware limited liability company,

By:	Griffin-American Healthcare REIT IV
Holdings, LP, a Delaware limited partnership,
Its Sole Member

	By:	Griffin-American Healthcare REIT
IV, Inc., a Maryland corporation,
Its General Partner

		By:	/s/ Mathieu Streiff
		Name:	Mathieu Streiff
		Its:	Executive Vice President and
General Counsel

[Signature page to First Amendment to Closing Agreement]